Schedule 3(c): Short term loans as of December 31, 2003

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Company                Counterparty             ISO  Form of Amount                Amount [ISO]        Amount [USD]    Contract No
                                                     Transaction - PUHCA
                                                     Authorization
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D AUSTRALI              Citibank                 AUD  Short Term Loan - Rule 52      -3,000,000.00   -2,239,159.01   000028/029941
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D BRASIL                Banco Europeu Para       BRL  Short Term Loan - Rule 52     -20,000,000.00   -6,926,214.96   000028/027827
                        A America
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NANNING                 Projektgesellschaften VI CNY  Short Term Loan - Rule 52    -130,000,000.00  -15,698,158.72   000028/028303
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M BUIL SHA              Standard Chartered Bank  CNY  Short Term Loan - Rule 52     -24,000,000.00   -2,898,121.61   004005/000249
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M BUIL SHA              COMMCN                   CNY  Short Term Loan - Rule 52     -25,000,000.00   -3,018,876.68   004005/000250
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S MBT CSG               Standard Chartered Bank  CNY  Short Term Loan - Rule 52      -9,000,000.00   -1,086,795.60   004005/000280
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S MBT CSG               COMMCN                   CNY  Short Term Loan - Rule 52     -12,000,000.00   -1,449,060.81   004005/000289
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S MBT CSG               Standard Chartered Bank  CNY  Short Term Loan - Rule 52      -9,000,000.00   -1,086,795.60   004005/000302
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DEGUSSA                 Dresdner Bank Luxembourg EUR  Short Term Loan - Rule 52     -20,000,000.00  -24,992,000.06   000028/028951
                        S.A.
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DEGUSSA                 Dresdner Bank Luxembourg EUR  Short Term Loan - Rule 52    -130,000,000.00 -162,448,000.40   000028/029654
                        S.A.
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L PLC                   Inspec Share Holders     GBP  Short Term Loan - Rule 52      -5,375,306.00   -9,546,592.34   000028/029990
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DEGUSSA                 Dresdner Bank            JPY  Short Term Loan - Rule 52 -18,500,000,000.00 -172,880,646.12   000028/029217
                        Luxembourg S.A.
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D TEX S JP              Mitsubishi Bank, Ltd.    JPY  Short Term Loan - Rule 52    -100,000,000.00     -934,489.98   008293/001012
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D TEX S JP              Sanwa Bank, Ltd.         JPY  Short Term Loan - Rule 52    -100,000,000.00     -934,489.98   008293/001013
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D KOREA                 Deutsche Bank AG         KRW  Short Term Loan - Rule 52    -700,000,000.00     -584,694.14   000028/027027
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D KOREA                 Deutsche Bank AG         KRW  Short Term Loan - Rule 52    -400,000,000.00     -334,110.94   000028/029031
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MBT PHILIP              Deutsche Bank AG         PHP  Short Term Loan - Rule 52     -76,750,000.00   -1,381,305.45   004005/000242
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D TEX S PL              BHWAPL                   PLN  Short Term Loan - Rule 52      -6,000,000.00   -1,599,249.18   008293/000814
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MBT SINGAP              Standard Chartered Bank  SGD  Short Term Loan - Rule 52      -2,800,000.00   -1,644,365.07   004005/000298
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MBT SINGAP              Development Bank of      SGD  Short Term Loan - Rule 52      -1,300,000.00     -763,455.21   004005/000299
                        Singapore (Dbs)
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MBT SINGAP              Development Bank of      SGD  Short Term Loan - Rule 52      -1,000,000.00    -587,273.24   004005/000300
                        Singapore (Dbs)
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MBT SINGAP              Development Bank of      SGD  Short Term Loan - Rule 52        -500,000.00    -293,636.62   004005/000301
                        Singapore (Dbs)
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MBT TAIWAN              ABN Amro Bank N.V.       TWD  Short Term Loan - Rule 52     -30,000,000.00    -881,251.54   004005/000306
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DEGUSSA                 Norddeutsche Landesbank  USD  Short Term Loan - Rule 52     -50,000,000.00 -50,000,000.00   000028/029216
                        Luxembourg S.A.
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DEGUSSA                 Landesbank Hessen        USD  Short Term Loan - Rule 52     -13,571,428.56 -13,571,428.56   000028/029238
                        Thuringen
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DEGUSSA                 Landesbank Hessen        USD  Short Term Loan - Rule 52     -20,000,000.00 -20,000,000.00   000028/029240
                        Thuringen
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DEGUSSA                 Landesbank Hessen        USD  Short Term Loan - Rule 52     -20,000,000.00 -20,000,000.00   000028/029255
                        Thuringen
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DEGUSSA                 Landesbank Hessen        USD  Short Term Loan - Rule 52     -20,000,000.00 -20,000,000.00   000028/029258
                        Thuringen
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L CHEM BR               Banco Sudameris          USD  Short Term Loan - Rule 52         -99,516.51     -99,516.51   000028/029955
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L CHEM BR               Banco Sudameris          USD  Short Term Loan - Rule 52         -74,800.00     -74,800.00   000028/029956
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L CHEM BR               Banco Sudameris          USD  Short Term Loan - Rule 52         -58,433.23     -58,433.23   000028/029957
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D C &C AUD              Citibank                 USD  Short Term Loan - Rule 52        -400,000.00    -400,000.00   004142/004285
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MBT VIETN               Third Party              VND  Short Term Loan - Rule 52  -2,350,000,000.00    -150,079.28   004005/000247
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MBT VIETN               Third Party              VND  Short Term Loan - Rule 52 -22,900,000,000.00  -1,462,474.69   004005/000257
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MBT VIETN               Third Party              VND  Short Term Loan - Rule 52  -3,000,000,000.00    -191,590.57   004005/000290
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E.ON Aktiengesellschaft Barclays Bank Plc        GBP  Short Term Loan - HCAR No.     -6,823,286.23 -12,118,218.41        0/209317
                                                                        27539
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E.ON Aktiengesellschaft Barclays Bank Plc        JPY  Short Term Loan - HCAR No.  -2,999,097,771.00 -28,026,268.13        0/209583
                                                                        27539
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E.ON Aktiengesellschaft Barclays Bank Plc        USD  Short Term Loan - HCAR No.     -14,844,560.95 -14,844,560.95        0/209606
                                                                        27539
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E.ON Aktiengesellschaft Barclays Bank Plc        GBP  Short Term Loan - HCAR No.     -21,833,637.50 -38,776,738.80        0/703556
                                                                        27539
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E.ON Aktiengesellschaft Bank of America          USD  Short Term Loan - HCAR No.     -24,858,719.61 -24,858,719.61        0/209348
                                                                        27539
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E.ON Aktiengesellschaft Citibank                 USD  Short Term Loan - HCAR No.     -39,663,685.00 -39,663,685.00        0/209319
                        International plc                               27539
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E.ON Aktiengesellschaft Citibank                 GBP  Short Term Loan - HCAR No.     -28,982,607.25 -51,473,374.10        0/209353
                        International plc                               27539
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E.ON Aktiengesellschaft Citibank                 GBP  Short Term Loan - HCAR No.      -9,833,713.26 -17,464,764.20        0/209373
                        International plc                               27539
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E.ON Aktiengesellschaft Deutsche Bank AG         USD  Short Term Loan - HCAR No.     -39,494,243.30 -39,494,243.30        0/209146
                                                                        27539
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E.ON Aktiengesellschaft Deutsche Bank AG         GBP  Short Term Loan - HCAR No.     -4,829,969.20  -8,578,069.23        0/209154
                                                                        27539
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E.ON Aktiengesellschaft Deutsche Bank AG         GBP  Short Term Loan - HCAR No.    -24,577,509.25 -43,649,879.99        0/209372
                                                                        27539
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E.ON Aktiengesellschaft Dresdner Bank AG         USD  Short Term Loan - HCAR No.     -9,943,487.84  -9,943,487.84        0/209349
                                                                        27539
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E.ON Aktiengesellschaft Goldman Sachs            GBP  Short Term Loan - HCAR No.     -6,818,795.64 -12,110,243.08        0/209267
                        International Limited                           27539
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E.ON Aktiengesellschaft ING-Bank                 USD  Short Term Loan - HCAR No.    -15,797,697.32 -15,797,697.32         0/209145
                                                                        27539
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E.ON Aktiengesellschaft ING-Bank                 GBP  Short Term Loan - HCAR No.    -14,615,980.14 -25,958,113.68         0/209290
                                                                        27539
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E.ON Aktiengesellschaft ING-Bank                 USD  Short Term Loan - HCAR No.     -4,955,011.25  -4,955,011.25         0/209416
                                                                        27539
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E.ON Aktiengesellschaft ING-Bank                 GBP  Short Term Loan - HCAR No.    -19,933,128.45 -35,401,417.44         0/209874
                                                                        27539
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E.ON Aktiengesellschaft J.P. Morgan Securities   USD  Short Term Loan - HCAR No.    -49,720,460.52 -49,720,460.52         0/209371
                        Limited                                         27539
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E.ON Aktiengesellschaft J.P. Morgan Securities   USD  Short Term Loan - HCAR No.     -9,940,050.45  -9,940,050.45         0/209462
                        Limited                                         27539
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E.ON Aktiengesellschaft J.P. Morgan Securities   CAD  Short Term Loan - HCAR No.    -49,297,024.43 -37,607,791.04         0/209503
                        Limited                                         27539
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Louisville Gas and      Mellon Bank N.A.         USD  Short Term Loan - HCAR No.    -24,600,000.00 -24,600,000.00         5501/209
Electric Company                                                        27539
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Kentucky Utilities      Mellon Bank N.A.         USD  Short Term Loan - HCAR No.    -24,650,000.00 -24,650,000.00         5501/211
Company                                                                 27539
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E.ON Aktiengesellschaft Morgan Stanley           USD  Short Term Loan - HCAR No.     -4,938,255.35  -4,938,255.35         0/209086
                        International                                   27539
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Louisville Gas and                               USD  Short Term Loan - HCAR No.    -24,600,000.00 -24,600,000.00         5501/208
Electric Company        PNC Bank, N.A.                                  27539
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Kentucky Utilities                               USD  Short Term Loan - HCAR No.    -24,650,000.00 -24,650,000.00         5501/210
Company                 PNC Bank, N.A.                                  27539
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E.ON Aktiengesellschaft Royal Bank of            GBP  Short Term Loan - HCAR No.     -9,743,986.76  -17,305,409.12        0/209289
                        Scotland Plc                                     27539
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E.ON Aktiengesellschaft Royal Bank of            GBP  Short Term Loan - HCAR No.    -24,379,166.17  -43,297,620.87        0/209376
                        Scotland Plc                                    27539
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E.ON Aktiengesellschaft Royal Bank of            GBP  Short Term Loan - HCAR No.    -24,094,139.57  -42,791,411.04        0/209423
                        Scotland Plc                                    27539
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E.ON Aktiengesellschaft Royal Bank of            GBP  Short Term Loan - HCAR No.   -124,905,379.90 -221,833,090.85        0/209875
                        Scotland Plc                                    27539
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E.ON Aktiengesellschaft Royal Bank of            GBP  Short Term Loan - HCAR No.    -39,866,256.90  -70,802,834.88        0/209876
                        Scotland Plc                                    27539
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E.ON Aktiengesellschaft Union Bank of            USD  Short Term Loan - HCAR No.     -7,922,857.77   -7,922,857.77        0/209116
                        Switzerland                                     27539
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E.ON Aktiengesellschaft Union Bank of            USD  Short Term Loan - HCAR No.   -198,907,143.38 -198,907,143.38        0/209363
                        Switzerland                                     27539
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E.ON Aktiengesellschaft Union Bank of            USD  Short Term Loan - HCAR No.    -49,704,383.18  -49,704,383.18        0/209661
                        Switzerland                                     27539
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E.ON UK Limited         E.ON Aktiengesellschaft  GBP  Short Term Loan -             -66,582,704.77 -118,251,489.31       5500/3316
                                                      HCAR 27539
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E.ON Finance GmbH       E.ON Energie AG          SEK  Short Term Loan -          -1,300,000,000.00 -178,966,618.93        0/703443
                                                      HCAR 27539
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E.ON Finance GmbH       E.ON Energie AG          SEK  Short Term Loan -            -280,000,000.00  -38,546,656.38        0/703444
                                                      HCAR 27539
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LG&E Energy Corp.       E.ON North America Inc.  USD  Short Term Loan -            -111,100,000.00 -111,100,000.00        5501/236
                                                      HCAR 27539
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E.ON UK Limited         Ruhrgas UK Exploration   GBP  Short Term Loan -             -26,000,000.00  -46,176,236.50       5500/3284
                        and Production Limited        HCAR 27539
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E.ON UK Limited         Ruhrgas UK Exploration   GBP  Short Term Loan -              -2,500,000.00   -4,440,022.74       5500/3305
                        and Production Limited        HCAR 27539
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E.ON UK Limited         NFK Finanzcontor         GBP  Short Term Loan -             -44,712,950.39  -79,410,606.61       5500/3388
                        Beteiligungs GmbH             HCAR 27539
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Louisville Gas and      Credit agreement         USD  Short Term Loan - HCAR No.     25,000,000.00
Electric Company                                                        27539
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Louisville Gas and      Credit agreement         USD  Short Term Loan - HCAR No.     50,000,000.00
Electric Company                                                        27539
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Louisville Gas and      Credit agreement         USD  Short Term Loan - HCAR No.     50,000,000.00
Electric Company                                                        27539
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Louisville Gas and      Credit agreement         USD  Short Term Loan - HCAR No.     35,000,000.00
Electric Company                                                        27539
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Louisville Gas and      Credit agreement         USD  Short Term Loan - HCAR No.     25,000,000.00
Electric Company                                                        27539
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LG&E Energy Corp.       Credit agreement         USD  Short Term Loan - HCAR No.    150,000,000.00
                                                                        27539
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Exchange rates as per 30.12.2003
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   AUD/USD                              1.33979
   BRL/USD                              2.88758
   CNY/USD                              8.28123
   EUR/USD                              0.80026
   GBP/USD                              0.56306
   JPY/USD                            107.01024
   KRW/USD                          1,197.20713
   PHP/USD                             55.56338
   PLN/USD                              3.75176
   SEK/USD                              7.26392
   SGD/USD                              1.70278
   THB/USD                             39.66869
   TWD/USD                             34.04249
   USD/USD                              1.00000
   VND/USD                         15,658.39069
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